UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: May 4, 2007
SPECTRUM PHARMACEUTICALS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-28782	93-0979187
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)
157 Technology Drive
Irvine, California 92618
(Address of principal executive offices) (Zip Code)
(949) 788-6700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
ITEM 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 5.1
EXHIBIT 10.1
EXHIBIT 99.1

Item 1.01. — Entry into a Material Definitive Agreement.
     On May 4, 2007, Spectrum Pharmaceuticals, Inc. (the “Company”) entered into a Placement Agent Agreement with Oppenheimer & Co. Inc., as lead placement agent, Lazard Capital Markets LLC, as co-lead placement agent, and Rodman & Renshaw, LLC and ThinkEquity Partners, LLC, as co-placement agents, relating to a “registered direct” offering of shares of the Company’s common stock, par value $.001, at a price of $6.25 per share (the “Offering”). The Company will pay the placement agents an aggregate fee equal to 6.0% of the gross proceeds of the Offering. The placement agents will use their best efforts to arrange for investors to purchase common stock directly from the Company, but the placement agents will not purchase common stock from the Company for resale to the public. The Offering is expected to close on or about May 9, 2007, subject to the satisfaction of customary closing conditions. No warrants will be issued in the Offering.
     The shares offered by the Company in the Offering were registered under an existing shelf registration statement on Form S-3 (Registration No. 333-121612), which was declared effective by the Securities and Exchange Commission (the “SEC”) on January 24, 2005. The amount of securities registered under such shelf was expanded by a subsequent filing on Form S-3 filed on May 4, 2007. A copy of the Placement Agent Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference. The Placement Agent Agreement contains representations and warranties that the parties made solely for the benefit of each other, in the context of all of the terms and conditions of the agreement. Accordingly, other investors and stockholders may not rely on such representations and warranties. Furthermore, such representations and warranties are made only as of the date of the Placement Agent Agreement. Information concerning the subject matter of such representations and warranties may change after the date of the Placement Agent Agreement, and any such changes may not be fully reflected in the Company’s reports or other filings with the SEC.
     In addition, on May 4, 2007, the Company entered into definitive Subscription Agreements with investors relating to the purchase of 5,134,100 shares in the Offering, for aggregate gross proceeds of approximately $32 million. A copy of the form of Subscription Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
ITEM 8.01. — Other Events.
     On May 4, 2007, the Company issued a press release announcing the pricing of the Offering, a copy of which is furnished as Exhibit 99.1 to this Current Report.
Item 9.01. — Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

1.1	Placement Agreement, dated May 4, 2006, between the Company, Oppenheimer & Co. Inc., Lazard
Capital Markets LLC, Rodman & Renshaw, LLC, and Think Equity Partners, LLC.

5.1	Opinion of Gibson, Dunn & Crutcher LLP, counsel to Spectrum Pharmaceuticals, Inc.

10.1	Form of Subscription Agreement.

99.1	Press release dated May 4, 2007.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPECTRUM PHARMACEUTICALS, INC.
BY:	/s/ SHYAM K. KUMARIA
Shyam Kumaria
V.P., Finance

Date: May 4, 2007

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Placement Agreement, dated May 4, 2006, between the Company, Oppenheimer & Co. Inc., Lazard
Capital Markets LLC, Rodman & Renshaw, LLC, and ThinkEquity Partners, LLC.

5.1	Opinion of Gibson, Dunn & Crutcher LLP, counsel to Spectrum Pharmaceuticals, Inc.

10.1	Form of Subscription Agreement.

99.1	Press release dated May 4, 2007.

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